UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) February 7, 2005

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            0-28839                                13-1964841
     (Commission File Number)                (IRS Employer Identification No.)


  180 Marcus Boulevard, Hauppauge, New York                             11788
  (Address of Principal Executive Offices)                           (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(e))

Item 8.01      Other Events

     On February 7, 2005, Audiovox Corporation (the "Company") issued a press release announcing it will release results for fiscal 2004 on Monday, February 14, 2005. In addition, the Company also announced it will be filing a Form 12b-25 with the Securities and Exchange Commission (SEC) and anticipates filing its Form 10-K for fiscal 2004 on or before February 28, 2005. Please see the copy of the release that is furnished herewith as Exhibit 99.1

     The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                                    SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       AUDIOVOX CORPORATION (Registrant)



Date:    February 7, 2005              /s/ Charles M.  Stoehr
                                       ---------------------------------------
                                            Charles M.  Stoehr
                                            Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX




   Exhibit No.           Description

       99.1 Press Release, dated February 7, 2005, reporting Audiovox Corporation's scheduled date to release fiscal 2004 results and the announcement of the Company's intention to file Form 12b-25 with the Securities and Exchange Commission